Brown Capital Management Small Company Fund

Summary Prospectus | July 29, 2013 As Supplemented October 2, 2013 Investor Shares (BCSIX) CUSIP Number 115291833

BROWN CAPITAL MANAGEMENT

Before you invest, you may want to review the Fund’s Prospectus, which contains more information about the Fund and its risks. You can find the Fund’s Prospectus and other information about the Fund online at www.browncapital.com. You can also get this information at no cost by calling 1-877-892-4BCM (1-877-892-4226) or by sending an e-mail request to information@browncapital.com. The Fund’s Prospectus and Statement of Additional Information dated July 29, 2013, as supplemented, are incorporated by reference into this Summary Prospectus.

Investment Objective.   The Small Company Fund seeks long-term capital appreciation. Current income is a secondary consideration in selecting portfolio investments.

Fees and Expenses of the Fund.   These tables describe the fees and expenses that you may pay if you buy and hold shares of the Small Company Fund.

Shareholder Fees
(fees paid directly from your investment)	Investor Shares
Maximum Sales Charge (Load) Imposed On Purchases
(as a percentage of offering price)	None
Redemption Fee (as a percentage of amount redeemed)	None

Annual Fund Operating Expenses
 (expenses that you pay each year as a % of the value of your investment)
Management Fees	1.00%
Distribution and/or Service (12b-1) Fees	0.20%
Other Expenses	0.07%
Acquired Fund Fees and Expenses	0.01%
Total Annual Fund Operating Expenses[1,2]	1.28%

1.
Total Annual Fund Operating Expenses does not correlate to the ratio of expenses to average net assets provided in the Financial Highlights. The information in the Financial Highlights reflects the operating expenses of the Fund and does not include Acquired Fund Fees and Expenses.

2.
The Advisor has entered into an Expense Limitation Agreement with the Small Company Fund under which it has agreed to reduce the amount of the investment advisory fees to be paid to the Advisor by the Small Company Fund and to assume other expenses of the Small Company Fund, if necessary, in an amount that limits the Small Company Fund’s annual operating expenses (other than interest, taxes, brokerage commissions, acquired fund fees and expenses, other expenditures which are capitalized in accordance with generally accepted accounting principles, other extraordinary expenses not incurred in the ordinary course of the Small Company Fund’s business, and amounts, if any, payable under a Rule 12b-1 distribution plan) to not more than 1.25% until July 31, 2014. The Expense Limitation Agreement may not be terminated by either party prior to that date. Subject to certain conditions such as Fund asset levels being at certain thresholds and operating expenses for the Small Company Fund being less than the operating expense limit for the Small Company Fund, the Small Company Fund may at a later date reimburse the Advisor for fees waived or limited and other expenses assumed by the Advisor pursuant to the Expense Limitation Agreement. Reimbursement for fees previously waived are subject to Board approval and are only applicable to fees waived or limited and other expenses assumed by the Advisor in the prior three (3) fiscal years.

Example.  This example is intended to help you compare the cost of investing in the Small Company Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Small Company Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and the Small Company Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Investor Shares	$130	$406	$702	$1,543

Portfolio Turnover.  The Small Company Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when the Small Company Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Small Company Fund’s performance. During the most recent fiscal year, the Small Company Fund’s portfolio turnover rate was 15% of the average value of its portfolio.

Principal Investment Strategies.   The Small Company Fund invests at least 80% of its assets in the equity securities of those companies with total operating revenues of $250 million or less at the time of the initial investment, (“small companies”). The Small Company Fund typically invests in common stocks, but has the ability to invest in other types of equity securities such as preferred stocks, convertible bonds, and warrants. The Advisor seeks to build a portfolio of exceptional small companies with the wherewithal to become exceptional large companies.

While the Small Company Fund is managed in a benchmark agnostic manner, the Small Company Fund is commonly compared to the Russell 2000 Growth and Russell 2000 Indices. Both of these benchmarks are widely-recognized unmanaged indices of small capitalization common stocks.

The Advisor believes that:

•	a sustained commitment to a portfolio of exceptional small companies will, over time, produce a significant investment return and
•	an investment analysis that identifies and successfully evaluates those few small companies with the legitimate potential to become large companies can be a very rewarding investment strategy.

The Advisor employs analysis that:

•	contains elements of traditional dividend discount and earnings yield models;
•	establishes relative valuation for equity markets; and
•	determines the attractiveness of individual securities through evaluation of growth and risk characteristics of the underlying company relative to the overall equity market.

The Advisor identifies small companies with the potential to become successful large companies by analyzing the potential for:

•	sustainable revenue growth;
•	adequate resources to establish and defend a viable product or service market, and market share;
•	sufficient profitability to support long term growth; and
•	management skills and resources necessary to plan and execute a long-term growth plan.

The Advisor generally expects to hold securities for the long term, although securities will be sold when the Advisor feels their potential for future growth is diminished.

Principal Risks of Investing in the Fund.  An investment in the Small Company Fund is subject to investment risks, including the possible loss of some or all of the principal amount invested. There can be no assurance that the Small Company Fund will be successful in meeting its investment objective. Generally, the Small Company Fund will be subject to the following risks:

•	Market Risk: Market risk refers to the possibility that the value of equity securities held by the Small Company Fund may decline due to daily fluctuations in the securities markets.

•	Investment Style Risk: The performance of the Small Company Fund may be better or worse than the performance of stock funds that focus on other types of stocks or have a broader investment style.

•	Investment Advisor Risk: The Advisor’s ability to choose suitable investments has a significant impact on the ability of the Small Company Fund to achieve its investment objectives.

•
Market Sector Risk:   The percentage of the Small Company Fund’s assets invested in various industries and sectors will vary from time to time depending on the Advisor’s perception of investment opportunities. Investments in particular industries or sectors may be more volatile than the overall stock market.

•
Equity Securities Risk:  To the extent that the majority of the Small Company Fund’s portfolio consists of common stocks, it is expected that the Small Company Fund’s net asset value will be subject to greater price fluctuation than a portfolio containing mostly fixed income securities.

•
Small Companies Risk:  Investing in the securities of small companies generally involves greater risk than investing in larger, more established companies. Although investing in securities of small companies offers potential above-average returns if the companies are successful, the risk exists that the companies will not succeed and the prices of the companies’ shares could significantly decline in value.

•
Portfolio Turnover Risk:  Although the Advisor intends to hold the Small Company Fund’s portfolio securities for the long-term, the Small Company Fund may sell portfolio securities without regard to the length of time they have been held. The Small Company Fund’s portfolio turnover rate is expected to be less than 100%, but could be higher in any given year. As a higher portfolio turnover rate may involve paying brokerage commissions and other transactions costs, it could result in additional expenses for the Small Company Fund.

Performance Information.  The bar chart and table shown below provide an indication of the risks of investing in the Investor Shares of the Small Company Fund by showing changes in the Small Company Fund’s performance from year to year and by showing how the Small Company Fund’s average annual total returns compare to that of two broad-based securities market indexes. Prior to November 30, 2011, the Investor Shares did not have a 12b-1 fee. The performance reflected in the bar chart has been restated to reflect the effect of the 12b-1 fee for the Investor Shares. The Small Company Fund’s past performance is not necessarily an indication of how the Small Company Fund will perform in the future. Updated information on the Small Company Fund’s results can be obtained by visiting http://www.browncapital.com/small-funds-overview.html.

Calendar Year Returns

Quarterly Returns During This Time Period
Highest return for a quarter	21.93%	Quarter ended June 30, 2003
Lowest return for a quarter	-23.13%	Quarter ended December 31, 2008
Year-to-date return as of most recent quarter	15.54%	Quarter ended June 30, 2013

Average Annual Total Returns Periods Ended December 31, 2012	Past 1 Year	Past 5 Years	Past 10 Years
Small Company Fund Before taxes After taxes on distributions After taxes on distributions and sale of shares	17.47% 17.18% 11.72%	7.95% 7.84% 6.87%	11.83% 11.44% 10.51%
Russell 2000® Index	16.35%	3.56%	9.72%
Russell 2000® Growth Index	14.59%	3.49%	9.80%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown and are not applicable to investors who hold Fund shares through tax-deferred arrangements such as a 401(k) plan or an individual retirement account (IRA).

Management.

Investment Advisor.  Brown Capital Management, LLC is the Small Company Fund’s Investment Advisor.

Portfolio Managers.  The Small Company Fund is team-managed by Keith A. Lee (President and Chief Operating Officer of the Advisor), Robert E. Hall (Managing Director and Senior Portfolio Manager of the Advisor), Kempton M. Ingersol (Managing Director and Senior Portfolio Manager of the Advisor), Amy Y. Zhang (Managing Director and Senior Portfolio Manager of the Advisor), and Damien Davis (Portfolio Manager of the Advisor). Mr. Lee and Mr. Hall have each served as portfolio manager for the Small Company Fund since its inception in 1992, Mr. Ingersol has served as portfolio manager since

2000, Ms. Zhang has served as portfolio manager since 2002, and Mr. Davis has served as portfolio manager since 2013.

Purchase and Sale of Fund Shares.   The Fund’s minimum initial investment for Investor Shares is $5,000 ($2,000 for IRA and Keogh Plans). The Fund’s minimum subsequent investment is $500 ($100 under an automatic investment plan).

Purchase and redemption orders by mail should be sent to the Brown Capital Management Mutual Funds, specifying Fund name and share class, c/o ALPS Fund Services, Inc., P.O. Box 1466, Denver, Colorado 80201. Redemption orders by facsimile should be transmitted to 1-866-205-1499. Please call the Fund at 1-877-892-4BCM (1-877-892-4226) to conduct telephone transactions or to receive wire instructions for bank wire orders. The Fund has also authorized certain broker-dealers to accept purchase or redemption orders on its behalf. Investors who wish to purchase or redeem Fund shares through a broker-dealer should contact the broker-dealer directly.

Special Note Regarding the Brown Capital Management Small Company Fund: The Brown Capital Management Small Company Fund is closed to new investors as of October 18, 2013. The closure applies to new investors that would normally purchase shares of the Fund directly or through financial intermediaries although exceptions may be permitted for financial advisors trading through omnibus platforms. Existing shareholders as of October 18, 2013, the Fund’s closing date, are permitted to make additional investments in any account that held shares of the Fund on that date. The closure is consistent with the Advisor’s commitment to protect the interest of the Fund’s investments and to ensure that the Fund can be managed effectively for its shareholders. For additional information regarding certain allowable new accounts or questions concerning the closure to new investors, please call the Fund toll-free at 1.877.892.4BCM. The Fund reserves the right to reopen to new investors in the future.

Tax Information.  The Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax deferred arrangement (in such arrangement taxes will be deferred until a later time), such as a 401(k) plan or an individual retirement account.

Payments to Broker-Dealers and Other Financial Intermediaries.  If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.